                                                                    EXHIBIT 99.1

                         SECURITIES PURCHASE AGREEMENT


  SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of December 21, 1998, by and among CMGI, Inc., a Delaware corporation, with headquarters located at 100 Brickstone Square, Andover, MA 01810 ("COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

  WHEREAS:

  A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

  B. The Company has authorized a new series of preferred stock, designated as Series B Convertible Preferred Stock (together with any Series B Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "PREFERRED SHARES"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as EXHIBIT "A" (the "CERTIFICATE OF DESIGNATION");

  C. The Preferred Shares are convertible into shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

  D. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of Fifty Thousand (50,000) Preferred Shares, for an aggregate purchase price of Fifty Million Dollars ($50,000,000).

  E. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of Preferred Shares as is set forth immediately below its name on the signature pages hereto;

  F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "B" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

  NOW THEREFORE, the Company and each of the Buyers severally (and not jointly) hereby agree as follows:


  1.  PURCHASE AND SALE OF PREFERRED SHARES.
      -------------------------------------

  A.  PURCHASE OF PREFERRED SHARES.  On the Closing Date (as defined below), the
      ----------------------------
Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of Preferred Shares as is set forth immediately below such Buyer's name on the signature pages hereto.

  B.  FORM OF PAYMENT.  On the Closing Date (as defined below), (i) each Buyer
      ---------------
shall pay the purchase price for the Preferred Shares to be issued and sold to it at the Closing (as defined below) (the "PURCHASE PRICE") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares which such Buyer is purchasing and
(ii) the Company shall deliver such certificates duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

  C.  CLOSING DATE.  Subject to the satisfaction (or waiver) of the conditions
      ------------
thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon Eastern Standard Time on December 22, 1998 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur on the Closing Date at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, or at such other location as may be agreed to by the parties.


  2.  BUYERS' REPRESENTATIONS AND WARRANTIES.  Each Buyer severally (and not
      --------------------------------------
jointly) represents and warrants to the Company solely as to such Buyer that:

  A.  INVESTMENT PURPOSE.  As of the date hereof, the Buyer is purchasing the
      ------------------
Preferred Shares and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Shares (including, without limitation, such additional shares of Common Stock as are issuable as a result of the events described in Articles V, VI.D(b) or VI.E of the Certificate of Designation and
Section 2(c) of the Registration Rights Agreement) (such shares of Common Stock being referred to herein as the "CONVERSION SHARES", and, collectively with the Preferred Shares, the "SECURITIES") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however,
                                                             --------  -------
that by making the representation herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

  B.  ACCREDITED INVESTOR STATUS.  The Buyer is an "accredited investor" as that
      --------------------------
term is defined in Rule 501(a) of Regulation D (an "ACCREDITED INVESTOR").

  C.  RELIANCE ON EXEMPTIONS.  The Buyer understands that the Securities are
      ----------------------
being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. The Buyer acknowledges that it has reviewed the provisions of Rule 144 (as defined below) and in connection with the sale of the Securities other than pursuant to an effective registration statement under the 1933 Act will comply with terms of such rule or another available exemption from registration.

  D.  INFORMATION.  The Buyer and its advisors, if any, have been furnished with
      -----------
all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in
Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

  E.  GOVERNMENTAL REVIEW.  The Buyer understands that no United States federal
      -------------------
or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

  F.  TRANSFER OR RE-SALE.  The Buyer understands that (i) except as provided in
      -------------------
the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.
---- ----

  G.  LEGENDS.  The Buyer understands that the Preferred Shares and, until such
      -------
time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act."

  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances and counsel to the Company provides an opinion (which opinion must be provided if such reasonable assurances are provided by such holder and the Company is in compliance with the conditions set forth in Rule 144(c)) that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

  H.  AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights
      --------------------------
Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the Buyer of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms; subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies.

  I.  RESIDENCY.  The Buyer is a resident of the jurisdiction set forth
      ---------
immediately below such Buyer's name on the signature pages hereto.


3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and
    ---------------------------------------------
warrants to each Buyer that:

  A.  ORGANIZATION AND QUALIFICATION.  The Company and each of its Subsidiaries
      ------------------------------
(as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. SCHEDULE 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or (iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest and in which such ownership interest entitles the Company to elect a majority of the board of directors or similar governing body.

  B.  AUTHORIZATION; ENFORCEMENT.  (i) The Company has all requisite corporate
      --------------------------
power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the execution and filing of the Certificate of Designation, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies.

  C.  CAPITALIZATION.  As of the date hereof, the authorized capital stock of
      --------------
the Company consists of (i) 100,000,000 shares of Common Stock of which 23,083,767 shares are issued and outstanding, 3,127,680 shares are reserved for issuance pursuant to the Company's stock option plans, no shares are reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for shares of Common Stock and 2,083,332 (2x currently required) shares are reserved for issuance upon conversion of the Preferred Shares (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 5,000,000 shares of preferred stock, 250 of which are designated as Series A Preferred Stock, none of which are issued and outstanding and 50,000 are designated as the Preferred Shares. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

  D.  ISSUANCE OF SHARES.  The Preferred Shares are duly authorized and, upon
      ------------------
issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Conversion Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

  E.  ACKNOWLEDGMENT OF DILUTION.  The Company understands and acknowledges the
      --------------------------
potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

  F.  SERIES OF PREFERRED STOCK.  The terms, designations, powers, preferences
      -------------------------
and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Preferred Shares) are as stated in the Certificate of Incorporation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Preferred Shares are as stated in the Certificate of Designation.

  G.  NO CONFLICTS.  The execution, delivery and performance of this Agreement
      ------------
and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, any applicable state securities laws and the rules of the Nasdaq National Market ("NASDAQ"), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Preferred Shares. Except as disclosed in SCHEDULE 3(g), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

  H.  SEC DOCUMENTS; FINANCIAL STATEMENTS.  Since July 31, 1996, the Company has
      -----------------------------------
timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has made available to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to July 31, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

  I.  ABSENCE OF CERTAIN CHANGES.  Since July 31, 1998, there has been no
      --------------------------
material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

  J.  ABSENCE OF LITIGATION.  There is no action, suit, claim, proceeding,
      ---------------------
inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. SCHEDULE 3(j) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

  K.  PATENTS, COPYRIGHTS, ETC.  The Company and each of its Subsidiaries owns
      ------------------------
or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(k) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(K) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

  L.  NO MATERIALLY ADVERSE CONTRACTS, ETC.  Neither the Company nor any of its
      ------------------------------------
Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's executive officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's executive officers has or is expected to have a Material Adverse Effect.

  M.  TAX STATUS.  Except as set forth on SCHEDULE 3(m), the Company and each of
      ----------
its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on SCHEDULE 3(m), none of the Company's tax returns is presently being audited by any taxing authority.

  N.  CERTAIN TRANSACTIONS.  Except as set forth on SCHEDULE 3(n) and except for
      --------------------
arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(C), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

  O.  DISCLOSURE.  All information relating to or concerning the Company or any
      ----------
of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

  P.  ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF SECURITIES.  The Company
      -------------------------------------------------------
acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

  Q.  NO INTEGRATED OFFERING.  Neither the Company, nor any of its affiliates,
      ----------------------
nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

  R.  NO BROKERS.  Except as set forth in SCHEDULE 3(r), the Company has taken
      ----------
no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

  S.  PERMITS; COMPLIANCE.  The Company and each of its Subsidiaries is in
      -------------------
possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted except those, the absence of which, would not have a Material Adverse Effect (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since July 31, 1998, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

  T.  ENVIRONMENTAL MATTERS.
      ---------------------

          (i) Except as set forth in SCHEDULE 3(t), there are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

          (iii) Except as set forth in SCHEDULE 3(T), there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

  U.  INTERNAL ACCOUNTING CONTROLS.  The Company and each of its Subsidiaries
      ----------------------------
maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

  V.  FOREIGN CORRUPT PRACTICES.  Neither the Company, nor any of its
      -------------------------
Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

  4.  COVENANTS.
      ---------

  A.  BEST EFFORTS.  The parties shall use their best efforts to satisfy timely
      ------------
each of the conditions described in Section 6 and 7 of this Agreement.

  B.  FORM D; BLUE SKY LAWS.  The Company agrees to file a Form D with respect
      ---------------------
to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

  C.  REPORTING STATUS; ELIGIBILITY TO USE FORM S-3.  The Company's Common Stock
      ---------------------------------------------
is registered under Section 12(g) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not, so long as any Buyer beneficially owns any of the Securities, terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and, so long as any Buyer beneficially owns any of the Securities, will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

  D.  USE OF PROCEEDS.  The Company shall use the proceeds from the sale of the
      ---------------
Preferred Shares in the manner set forth in SCHEDULE 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

  E.  ADDITIONAL EQUITY CAPITAL.  Subject to the exceptions described below, the
      -------------------------
Company will not, without the prior written consent of a majority-in-interest of the Buyers, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (A) the issuance of Common Stock (whether upon conversion or exercise of a security convertible into or exercisable for Common Stock or otherwise) at a discount to the market price of the Common Stock on the date of issuance thereof or, in the case of a security convertible into or exercisable for Common Stock, the date of issuance of such convertible security (taking into account the value of any warrants or options to acquire Common Stock issued in connection therewith) or
(B) the issuance of convertible securities that are convertible into an indeterminate number of shares of Common Stock ("FUTURE OFFERINGS") during the period (the "LOCK-UP PERIOD") beginning on the Closing Date and ending ninety
(90) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any days in which sales cannot be made thereunder) (the limitations referred to in this sentence are collectively referred to as the "CAPITAL RAISING LIMITATIONS"). The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act), (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or
(iii) up to an aggregate of Seventy-Five Million Dollars ($75,000,000) in Future Offerings; provided that the Company shall have first delivered to each Buyer,
           --------
at least seven (7) business days prior to the closing of such Future Offering or Future Offerings, written notice describing the proposed Future Offering, including the definitive terms and conditions thereof, and providing each Buyer an option during the seven (7) business day period following delivery of such notice to purchase its pro rata share (based on the ratio that the number of Preferred Shares purchased by it hereunder bears to the aggregate number of Preferred Shares purchased hereunder) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (in the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to the Buyers concerning the proposed Future Offering, the Company shall deliver a new notice to each Buyer describing the amended terms and conditions of the proposed Future Offering and each Buyer thereafter shall have an option during the ten (10) day period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended). The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the stockholders of the Company.

  F.  EXPENSES.  The Company shall reimburse Rose Glen Capital Management, L.P.
      --------
("ROSE GLEN") for all reasonable and documented expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses and travel expenses.

  G.  FINANCIAL INFORMATION.  The Company agrees to send the following reports
      ---------------------
to each Buyer until such Buyer transfers, assigns, or sells all of the
Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

  H.  RESERVATION OF SHARES.  The Company shall at all times have authorized,
      ---------------------
and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith (based on the lesser of the Market Price in effect from time to time and the Fixed Conversion Price (each as defined in the Certificate of Designation)). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares without the consent of a majority-in-interest of the Buyers, which consent shall not be unreasonably withheld.
The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred Shares (based on the lesser of the Market Price in effect from time to time and the Fixed Conversion Price (each as defined in the Certificate of Designation)). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of the Preferred Shares (based on the lesser of the Market Price in effect from time to time and the Fixed Conversion Price (each as defined in the Certificate of Designation)), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

  I.  LISTING.  The Company shall promptly secure the listing of the Conversion
      -------
Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares. The Company will obtain and, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems; provided, however, that to the extent the Company discloses
                   --------  -------
to a Buyer that the Company has material non-public information and a Buyer requests that such information not be disclosed to such Buyer, if such information is of the type required to be delivered pursuant to this Section 4(i), the Company shall not be obligated to disclose such information pursuant to this Section 4(i).

  J.  CORPORATE EXISTENCE.  So long as a Buyer beneficially owns any Preferred
      -------------------
Shares, the Company shall maintain its corporate existence and shall not, without the prior approval of the holders of a majority-in-interest of the Preferred Shares sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

  K.  NO INTEGRATION.  The Company shall not make any offers or sales of any
      --------------
security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

  L.  TRADING GUIDELINES.  So long as a Buyer holds Preferred Shares, such Buyer
      ------------------
covenants and agrees that it will conduct all transactions in the Common Stock in compliance with applicable securities laws. So long as a Buyer holds Preferred Shares, such Buyer will not on any given date have a net short position in the Common Stock which exceeds the number of shares of Common Stock issuable upon conversion of the Preferred Shares then held by such Buyer (based upon the lesser of the Market Price in effect from time to time and the Fixed Conversion Price (each as defined in the Certificate of Designation)).


  5A  TRANSFER AGENT INSTRUCTIONS.  The Company shall issue irrevocable
      ---------------------------
instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares in accordance with the terms thereof (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Buyer provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances and counsel to the Company provides an opinion (which opinion must be provided if such reasonable assurances are provided by such holder and the Company is in compliance with the conditions set forth in Rule 144(c)) that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such Buyer.


  6A  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.  The obligation of the
      ----------------------------------------------
Company hereunder to issue and sell the Preferred Shares to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          A. The applicable Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          B. The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

          C. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

          D. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

          E. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.


  7A  CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.  The obligation of each
      -------------------------------------------------
Buyer hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          A. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

          B. The Company shall have delivered to such Buyer duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares in accordance with Section 1(b) above.

          C. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

          D. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

          E. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

          F. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          G. The Conversion Shares shall have been authorized for quotation on Nasdaq and trading in the Common Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq.

          H. The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "D" attached hereto.

          I. The Buyer shall have received an officer's certificate described in Section 3(c) above, dated as of the Closing Date.

  8A  STANDSTILL AGREEMENT.
      --------------------

  Each Buyer agrees that, for a period beginning on the date hereof and ending twelve (12) months following the date on which it no longer owns any Preferred Shares or Conversion Shares, it will not, directly or indirectly (unless in any such cases specifically invited in writing to do so by the Board of Directors of the Company), do any of the following except as acquired pursuant to or otherwise contemplated by this Agreement and the Certificate of Designation or as a result of any stock split, stock dividend or similar recapitalization by the Company or otherwise to enforce such Buyer's rights under this Agreement, the Certificate of Designation or the Registration Rights Agreement:

          (i) acquire, offer to acquire, or agree to acquire by purchase or otherwise, individually or by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (any such act, to "acquire"), any securities of the Company entitled to vote, or securities convertible into or exercisable or exchangeable for such securities (collectively, "Voting Securities") if, after such acquisition, the buyer would beneficially own 10% or more of the total combined voting power of the Company's Voting Securities then outstanding:

          (ii) form, join, participate in or encourage the formation of a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of voting Securities;

          (iii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company, or initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals with respect to the Company or induce or attempt to induce any other person to initiate any stockholder proposal;

          (iv) deposit any Voting Securities into a voting trust or subject them to any voting agreement or other agreement or arrangement with respect to the voting of such Voting Securities;

          (v) otherwise act, directly or indirectly, alone or in concert with others, to seek to control the management, Board or Directors, policies or affairs of the Company, or solicit, propose, seek to effect or negotiate with any other person with respect to any form of business combination transaction with the Company or any affiliate thereof, or any restructuring, recapitalization or similar transaction with respect to the Company or any affiliate thereof, or announce or disclose an intent, purpose, plan or proposal with respect to the Company or any voting securities inconsistent with the provisions of this Agreement, including an intent, purpose, plan or proposal that is conditioned on or would require the Company to waive the benefit of or amend any provision of this Agreement, or assist, participate in, facilitate or encourage or solicit any effort or attempt by any person to do or seek to do any of the foregoing; and

          (vi) encourage or render advice to or make any recommendation or proposal to any person, or directly or indirectly participate, aid and abet or otherwise induce any person or engage in any of the actions prohibited by this
Section 8 or to engage in any actions inconsistent with such prohibitions.

  9A  GOVERNING LAW; MISCELLANEOUS.
      ----------------------------

  A.  GOVERNING LAW.  This Agreement shall be governed by and interpreted in
      -------------
accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

  B.  COUNTERPARTS; SIGNATURES BY FACSIMILE.  This Agreement may be executed in
      -------------------------------------
one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

  C.  HEADINGS.  The headings of this Agreement are for convenience of reference
      --------
and shall not form part of, or affect the interpretation of, this Agreement.

  D.  SEVERABILITY.  If any provision of this Agreement shall be invalid or
      ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

  E.  ENTIRE AGREEMENT; AMENDMENTS.  This Agreement and the instruments
      ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

  F.  NOTICES.  Any notices required or permitted to be given under the terms of
      -------
this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

  If to the Company:

       CMGI, Inc.
       100 Brickstone Square
       Andover, MA 01810
       Attention:  Chief Executive Officer
       Facsimile:  978-684-3618

  With copy to:

       Palmer & Dodge LLP
       One Beacon Street
       Boston, MA 02108-3190
       Attention:  William Williams II, Esquire
       Facsimile:  617-227-4420

  If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

  Each party shall provide notice to the other party of any change in address.

  G.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to
      ----------------------
the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights and obligations hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that
                                                        --------  -------
the transferee has agreed in writing to be bound by the provisions of this Agreement with such transferee becoming a "Buyer" under this Agreement with all of the rights and obligations a Buyer has hereunder and the Company shall have been notified of the name and address of the transferee.

  H.  THIRD PARTY BENEFICIARIES.  This Agreement is intended for the benefit of
      -------------------------
the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

  I.  SURVIVAL.  The representations and warranties of the Company and the
      --------
agreements and covenants set forth in Sections 3, 4, 5 and 9 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred; provided that no such indemnification shall be
                               --------
available for any loss or damage resulting solely from any breach by the Company of a representation of which a Buyer had actual knowledge on or prior to the Closing Date.

  J.  PUBLICITY.  The Company and each of the Buyers shall have the right to
      ---------
review a reasonable period of time before issuance of any press releases, SEC, Nasdaq or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be
                                  --------  -------
entitled, without the prior approval of each of the Buyers, to make any press release or SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

  K.  FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done
      ------------------
and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

  L.  NO STRICT CONSTRUCTION.  The language used in this Agreement will be
      ----------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

  M.   REMEDIES.  The Company acknowledges that a breach by it of its
       --------
obligations hereunder will cause irreparable harm to each Buyers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that each Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.


CMGI, INC.


By:   /s/ Andrew J. Hajducky
     ------------------------
     Andrew J. Hajducky III
     Executive Vice President


RGC INTERNATIONAL INVESTORS, LDC
By:  Rose Glen Capital Management, L.P.,
     Investment Manager
     By:  RGC General Partner Corp.,
          as General Partner



By:  /s/ Wayne D. Bloch
     -------------------
     Wayne D. Bloch
     Managing Director

RESIDENCE:  Cayman Islands

ADDRESS:

     c/o Rose Glen Capital Management, L.P.
     3 Bala Plaza East, Suite 200
     251 St. Asaphs Road
     Bala Cynwyd, PA 19004
     Facsimile: 610-617-0570
     Telephone: 610-617-5900

AGGREGATE SUBSCRIPTION AMOUNT:
     Number of Preferred Shares:                 35,000
     Aggregate Purchase Price:            $  35,000,000

RGC INVESTMENTS II, L.P.
Rose Glen Capital Management, L.P.,
     Investment Manager
     By:  RGC General Partner Corp.,
          as General Partner


By:  /s/ Wayne D. Bloch
     -------------------
     Wayne D. Bloch
     Managing Director

RESIDENCE:  Delaware


ADDRESS:

     c/o Rose Glen Capital Management, L.P.
     3 Bala Plaza East, Suite 200
     251 St. Asaphs Road
     Bala Cynwyd, PA  19004
     Facsimile:  610-617-0570
     Telephone:  610-617-5900



AGGREGATE SUBSCRIPTION AMOUNT:

     Number of Preferred Shares:              15,000
     Aggregate Purchase Price:           $15,000,000